Exhibit 99.1

TITAN ENVIRONMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

AS OF JUNE 30, 2024

(UNAUDITED)

On October 31, 2024, Titan Environmental Solutions Inc., a Nevada corporation (the “Company”), entered into the Stock Purchase Agreement dated as of October 31, 2024 (the “Purchase Agreement”) among the Company and its wholly-owned subsidiary, Recoup Technologies, Inc., a Delaware corporation (“Recoup”), and Recoup Partners, LLC, a Delaware limited liability company (the “Purchaser”), and consummated the transactions contemplated by Purchase Agreement, including the sale of Recoup to the Purchaser. Recoup is in the business of marketing an aerobic digestion technology solution for the disposal of food waste at the point of generation.

Pursuant to the Purchase Agreement, the Purchaser purchased from the Company all of the capital stock of Recoup for a purchase price equal to $1,000,000, which consisted of a promissory note of the Purchaser in the principal amount of $250,000 and the cancellation and release by certain affiliates of the Purchaser of indebtedness of the Company in the aggregate amount of $750,000. The Purchase Agreement contained standard representations and warranties by the Company and Recoup that, except for fundamental representations, remain in effect for 18 months following the closing date. The Company also agreed that, for a period of five years from closing date, the Company will not engage in a business that competes with the business of Recoup.

The sale of Recoup was accounted for as a business disposal. The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2023 and for the six months ended June 30, 2024 is based on the historical consolidated financial statements of the Company.

The transaction accounting adjustments consist of those necessary to account for the sale of Recoup. The unaudited pro forma condensed combined statement of financial position as of June 30, 2024 gives effect to the Purchase Agreement as if the transaction had occurred on June 30, 2024, and includes all adjustments necessary to reflect the application of disposal accounting for the sale of Recoup. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023 and the six months ended June 30, 2024, give effect to the Purchase Agreement as if the transaction had occurred on January 1, 2023 and includes all adjustments necessary to reflect the sale of Recoup.

The unaudited pro forma condensed combined financial information does not give effect to any cost savings, operating synergies or revenue synergies that may result from the disposition of Recoup or the costs to achieve any synergies.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, in accordance with Article 11 of Regulation S-X, and are not intended to represent or to be indicative of the income or financial position that the Company would have been reported had the sale of recoup been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined statement of financial position does not purport to represent the future financial position of the Company and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of the Company.

The unaudited pro forma condensed combined financial statements reflect management’s estimates of the fair values of tangible and intangible assets and liabilities disposed of in the sale of Recoup. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of the fair values of assets and liabilities disposed of, the actual amounts to be reported in future filings may differ materially from the amounts used in the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the Recoup disposition, and should be read in conjunction with the following:

I.	The audited consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022; as filed with the Securities and Exchange Commission on April 15, 2024, included herein by reference.

II.	The unaudited financial statements of the Company as of June 30, 2024 and for the six months ended June 30, 2024 and 2023; as filed with the Securities and Exchange Commission on August 19, 2024, included herein by reference.

TITAN ENVIROMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2024

(UNAUDITED)

		Transaction
	Historical	Accounting		Pro Forma
	TESI	Adjustments		Combined
ASSETS
Current Assets:
Cash	$56,787	$(4,895	)(A)	$51,892
Accounts receivable, net	2,087,317	(282,022	)(A)	1,805,295
Note receivable	-	250,000	(A)	250,000
Prepaid expenses and other current assets	7,240	-		7,240
Employee loans	149,452	-		149,452
Inventory	504,930	(504,930	)(A)	-
Total Current Assets	2,805,726	(541,847)		2,263,879

Property and equipment, net	11,573,580	(13,620	)(A)	11,559,960
Intangible assets, net	6,269,813	(5,685,438	)(A)	584,375
Goodwill	20,381,882	(6,516,916	)(A)	13,864,966
Other assets	15,668	-		15,668
Right-of-use asset	557,233	-		557,233
TOTAL ASSETS	$41,603,902	$(12,757,821)		$28,846,081

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
LIABILITIES
Current Liabilities:
Accounts payable and accrued expenses	$7,438,016	$(870,392	)(A)	$6,567,624
Customer deposits	612,569	(578,478	)(A)	34,091
Accrued payroll and related taxes	258,952	-		258,952
Convertible notes payable	3,099,802	-		3,099,802
Convertible notes payable - related parties	775,270	-		775,270
Notes payable	3,668,732	250,000	(A)	3,918,732
Notes payable - related parties	1,766,500	(750,000	)(A)	1,016,500
Finance lease liability, current	29,524	-		29,524
Operating lease liability, current	222,243	-		222,243
Total Current Liabilities	17,871,608	(1,948,870)		15,922,738

Notes payable, net of current portion	3,271,180	-		3,271,180
Notes payable, net of current portion - related parties	2,897,368	-		2,897,368
Convertible notes payable, net of current portion	183,231	-		183,231
Convertible notes payable, net of current portion - related parties	61,091	-		61,091
Finance lease liability, non-current	67,539	-		67,539
Operating lease liability, net of current portion	355,862	-		355,862
Total Liabilities	24,707,879	(1,948,870)		22,759,009

MEZZANINE EQUITY
Preferred stock, series B	6,899,967	-		6,899,967

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock, Series A	140	-		140
Common stock	2,539	-		2,539
Additional paid-in capital	165,548,628	-		165,548,628
Accumulated deficit	(155,555,251)	(10,808,951	)(A)	(166,364,202)
Total Stockholders’ Equity (Deficit)	9,996,056	(10,808,951)		(812,895)
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)	$41,603,902	$(12,757,821)		$28,846,081

TITAN ENVIROMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2024

(UNAUDITED)

		Transaction
	Historical	Accounting		Pro Forma
	TESI	Adjustments		Combined

REVENUE	$4,416,933	$(885,737	)(B)	$3,531,196
COST OF REVENUES	3,726,129	(149,183	)(B)	3,576,946
GROSS PROFIT	690,804	(736,554)		(45,750)

OPERATING EXPENSES
Salaries and salary related costs	1,100,042	(164,056	)(B)	935,986
Professional fees	2,030,556	(61,718	)(B)	1,968,838
Depreciation and amortization expense	386,705	(351,357	)(B)	35,348
General and administrative expenses	771,276	(107,250	)(B)	664,026
Total operating expenses	4,288,579	(684,381)		3,604,198

OPERATING LOSS	(3,597,775)	(52,173)		(3,649,948)

OTHER (EXPENSE) INCOME:
Change in fair value of derivative liability	17,500	-		17,500
Interest expense, net of interest income	(1,244,266)	-		(1,244,266)
Other income (expense), net	211,628	(26,517	)(B)	185,111
Total other (expense) income	(1,015,138)	(26,517)		(1,041,655)

Provision for income taxes	-	-		-
Net loss	$(4,612,913)	$(78,690)		$(4,691,603)

DEEMED DIVIDEND RELATED TO SERIES B	(3,958,376)	-		(3,958,376)
DEEMED DIVIDEND RELATED TO ISSUANCE OF WARRANTS	(862,289)	-		(862,289)
Net income (loss) available to common stockholders	(9,433,578)	(78,690)		(9,512,268)

Net loss per share
Basic and diluted	(0.04)			(0.04)

Weighted-average common shares outstanding
Basic and diluted	222,067,042			222,067,042

TITAN ENVIROMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

		Transaction
	Historical	Accounting		Pro Forma
	TESI	Adjustments		Combined

REVENUE	$7,624,584	$(1,395,992	)(C)	$6,228,592
COST OF REVENUES	6,503,135	(597,243	)(C)	5,905,892
GROSS PROFIT	1,121,449	(798,749)		322,700

OPERATING EXPENSES
Salaries and salary related costs	1,720,492	(189,808	)(C)	1,530,684
Stock based compensation	5,590,486	-		5,590,486
Professional fees	3,146,692	(23,042	)(C)	3,123,650
Depreciation and amortization expense	505,434	(436,684	)(C)	68,750
General and administrative expenses	1,074,634	(88,949	)(C)	985,685
Goodwill Impairment	20,364,001	(20,364,001	)(C)	-
Total operating expenses	32,401,739	(21,102,484)		11,299,255

OPERATING LOSS	(31,280,290)	20,303,735		(10,976,555)

OTHER (EXPENSE) INCOME:
Change in fair value of derivative liability	41,670	-		41,670
Interest expense, net of interest income	(1,380,122)	-		(1,380,122)
Gain on forgiveness of note payable	91,803	-		91,803
Loss on disposition of Recoup	-	(10,808,951	)(A)	(10,808,951)
Loss on extinguishment and on issuance of share rights	(116,591,322)	-		(116,591,322)
Other income (expense), net	113,212	(23,556	)(C)	89,656
Total other (expense) income	(117,724,759)	(10,832,507)		(128,557,266)

Provision for income taxes	-	-		-
Net loss	$(149,005,049)	$9,471,228		$(139,533,821)

Deemed dividend	(1,075,000)	-		(1,075,000)
Net income (loss) available to common stockholders	(150,080,049)	9,471,228		(140,608,821)

Net loss per share
Basic and diluted	$(0.88)			$(0.82)

Weighted-average common shares outstanding
Basic and diluted	170,715,695			170,715,695

TITAN ENVIRONMENTAL SOLUTIONS INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

JUNE 30, 2024 AND DECEMBER 31, 2023

(UNAUDITED)

NOTE 1 — BASIS OF PRO FORMA PRESENTATION

The accompanying unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Purchase Agreement (the “Recoup Transactions”) and have been prepared for informational purposes only.

The unaudited pro-forma condensed combined balance sheet as of June 30, 2024, assumes that the Recoup Transactions occurred on June 30, 2024. The unaudited pro forma condensed combined income statements for the six months ended June 30, 2024 and for the year ended December 31, 2023 assume that the Recoup Transactions occurred on January 1, 2023.

Management has made significant estimates and assumptions in its determination of the transaction accounting adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the disposal of Recoup.

The transaction accounting adjustments reflecting the completion of the disposal transactions are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited transaction accounting adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the transaction accounting adjustments, and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the disposal transactions based on information available to management at the current time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position of the Company would have been had the sale taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-disposition company. They should be read in conjunction with the historical financial statements and notes thereto of the Company.

NOTE 2 — TRANSACTION ACCOUNTING ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2024 and the unaudited condensed combined pro forma statements of operations for the six months ended June 30, 2024 and the year ended December 31, 2023 are as follows:

A.	Disposal of Recoup Entity
	Account	DR	CR

(A)	Accumulated deficit	10,808,951
(A)	Accounts payable and accrued expenses	870,392
(A)	Notes payable - related parties	750,000
(A)	Deferred revenue	578,478
(A)	Notes receivable	250,000
(A)	Cash	4,895
(A)	Goodwill		6,516,916
(A)	Intangible assets, net		5,685,438
(A)	Inventory		504,930
(A)	Accounts receivable, net		282,022
(A)	Notes payable		250,000
(A)	Property and equipment, net		13,620

The pro forma condensed combined Balance Sheet include the effects of the Entry (A) which is the disposal of the assets of Recoup which consist of cash of $4,895, goodwill of $6,516,916, intangible assets of $5,685,438, inventory of $504,930, accounts receivables of $282,022 and property and equipment of $13,620. All liabilities removed from Recoup were accounts payable and accrued expenses of $870,392, and customer deposits of $578,478.

In connection with the sale of Recoup, the Company received $250,000 in the form of a note receivable that has a maturity date for repayment of December 2024. The Company recorded a loss on disposition of $10,808,951 for the difference in net assets and total consideration of $1,000,000.

B.	Elimination of Recoup Income Statement Activity for The Six Months Ending June 30, 2024

The pro forma condensed combined Statement of Operations include the effects of the removal of all Recoup activity for the six months ended June 30, 2024.

RECOUP TECHNOLOGIES

COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2024

(UNAUDITED)

June 30,
2024
REVENUE	$885,737
COST OF REVENUES	149,183
GROSS PROFIT	736,554

OPERATING EXPENSES
Salaries and salary related costs	164,056
Professional fees	61,718
Depreciation and amortization expense	351,357
General and administrative expenses	107,250
Total operating expenses	684,381

OPERATING LOSS	52,173

OTHER (EXPENSE) INCOME:
Other income (expense), net	26,517
Total other (expense) income	26,517

Provision for income taxes	-
Net loss	$78,690

C.	Elimination of Recoup Income Statement Activity for The Year Ending December 31, 2023

The pro forma condensed combined Statement of Operations include the effects of the removal of all Recoup activity for the year ended December 31, 2023.

RECOUP TECHNOLOGIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

December 31,
2023
REVENUE	$1,395,992
COST OF REVENUES	597,243
GROSS PROFIT	798,749

OPERATING EXPENSES
Salaries and salary related costs	189,808
Professional fees	23,042
Depreciation and amortization expense	436,684
General and administrative expenses	88,949
Goodwill Impairment	20,364,001
Total operating expenses	21,102,484

OPERATING LOSS	(20,303,735)

OTHER (EXPENSE) INCOME:
Other income (expense), net	23,556
Total other (expense) income	$23,556

Provision for income taxes	-
Net loss	$(20,280,179)

NOTE 3 — PRO FORMA NET LOSS PER SHARE

	June 30,	December 31,
	2024	2023
Numerator:
Pro forma net loss	$(4,691,603)	$(139,533,821)
Denominator:
Weighted average common shares outstanding (basic and diluted)	222,067,042	170,715,695
Pro forma basic and diluted net loss per share	$(0.02)	$(0.82)

NOTE 4 — INCOME TAXES

The pro forma condensed combined financial statements do not include an income tax provision as it is more likely than not that the Company will not be able to utilize the loss carry forwards. The Company is subject to income taxation in the U.S. federal tax jurisdiction and various state tax jurisdictions. The Company and its U.S. subsidiaries file a consolidated federal income tax return and is taxed as a C-Corporation, whereby it is subject to federal and state income taxes.